UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2019

STEALTH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54635	27-2758155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 West Bay Drive, Suite 470, Largo, FL 33770
 (Address of principal executive offices, including zip code)

(800) 579-0528
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4- Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

a. Dismissal of Independent Auditors

On September 5, 2019, the Board of Directors of Stealth Technologies, Inc., a Nevada corporation (the “Company”), passed a resolution terminating the Company’s independent auditor/client relationship with MaloneBailey LLP (“MaloneBailey”). MaloneBailey has been the Company’s independent registered public accounting firm until this time.

The report of MaloneBailey on the Company’s financial statements for the year ended December 31, 2018, as filed with the Securities and Exchange Commissions (“SEC”) on Form 10-K on August 30, 2019, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification on the Company’s financial statements for the years ended December 31, 2018 and 2017.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2018 and December 31, 2017, there were no “disagreements” (as the term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and MaloneBailey on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject matter of the disagreement in its reports.

MaloneBailey has not performed a review of the Company’s consolidated financial statements for the three months ended March 31, 2019 nor those for the six months ended June 30, 2019.

There have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

The Company requested that MaloneBailey furnish the Company with a letter stating whether or not the independent auditor agrees with the above statements. Such letter has been furnished to the Company, a copy of which is made part of this Form 8-K.

b. Engagement of New Independent Auditors

On September 5, 2019, the Board of Directors approved, on behalf of the Company, the engagement of Michael T. Studer CPA P.C., which is located at 111 West Sunrise Highway, Second Floor East, Freeport, NY 11520, as its new independent auditor.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through September 5, 2019, neither the Company nor anyone on its behalf consulted with Michael T. Studer CPA P.C., regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Michael T. Studer CPA P.C. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 301(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1 Letter from MaloneBailey LLP dated September 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2019

STEALTH TECHNOLOGIES, INC.

By:	BRIAN McFADDEN
Name:	Brian McFadden
Title:	Chief Executive Officer and Chief Financial Officer